UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 1, 2005
Date of Report (Date of earliest event reported)

ALLERGAN, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-10269 (Commission File Number)	95-1622442 (IRS Employer Identification Number)

2525 Dupont Drive
Irvine, California 92612
(Address of principal executive offices) (Zip Code)

(714) 246-4500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 1, 2005, Jacqueline Schiavo, Allergan’s Executive Vice President, Global Technical Operations, formally announced that she has chosen to retire after almost 25 years of service. Ms. Schiavo’s retirement will be effective as of April 29, 2005.

In connection with Ms. Schiavo’s retirement, Allergan’s Global Technical Operations function will report to Eric Brandt, Allergan’s current Executive Vice President, Finance, Strategy and Corporate Development.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.
Date: March 2, 2005	By:	/s/ Douglas S. Ingram
		Name:	Douglas S. Ingram
		Title:	Executive Vice President, General Counsel and Secretary

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